UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Internet Brands, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Internet Brands, Inc. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on Thursday, December 16, 2010 The Proxy Statement and other proxy materials are available at: http://www.inetproxymaterials.com Dear Internet Brands, Inc. Stockholder: A Special Meeting of Stockholders of Internet Brands, Inc. (the “Company”) will be held at the Company’s headquarters, 909 N. Sepulveda Blvd., 11th Fl., El Segundo, CA 90245, on Thursday, December 16, 2010, at 8:00 a.m. (local time). Proposals to be considered at the Special Meeting: (1) to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of September 17, 2010, as it may be amended from time to time, by and among the Company, Micro Holding Corp., a Delaware corporation, and Micro Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Micro Holding Corp.; and (2) to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the merger agreement. The Board of Directors recommends a vote “FOR” Proposals 1 and 2. The Board of Directors has fixed the close of business on November 9, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. INTERNET BRANDS, INC. 85786-2 TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Special Meeting. Meeting Location: Internet Brands, Inc. Headquarters 909 N. Sepulveda Blvd., 11th Fl. El Segundo, CA 90245 The following materials are available for you to review online: • the Company’s Proxy Statement for the Special Meeting (including all attachments thereto); and • any amendments to the foregoing materials that are required to be furnished to stockholders. The Proxy Materials for Internet Brands, Inc. are available to review at: http://www.inetproxymaterials.com Have this notice available when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 85786-2 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. Have this notice in hand when you access the above website. In the section “Registered Stockholders,” click on the “Mellon” hyperlink to access the electronic proxy card and vote your shares. You will need to reference the 11-digit control number located on the reverse side. You may also vote your shares directly at: http://proxyvoting.com/inet